UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2021

Achison Inc

(Exact name of registrant as specified in its charter)

New York	000-56157	47-2643986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135-22 Northern Blvd, 2nd Fl, Flushing, NY	11354
(Address of principal executive offices)	(Zip Code)

917-470-5393

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On November 18, 2021, the board of directors of Achison Inc (the “Company”) terminated B F Borgers CPA PC (“B F Borgers”) as its independent registered public accounting firm. On the same date, the Board voted to retain Simon & Edward, LLP (“S&E”) as the Company’s independent registered public accounting firm.

The audited reports of B F Borgers on the Company’s financial statements for the years ended March 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended March 31, 2021 and 2020, and the subsequent interim periods through September 30, 2021, there were no disagreements with B F Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of B F Borgers, would have caused B F Borgers to make reference to the matter in its reports on the Company’s financial statements for such periods.

The Company provided B F Borgers with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that B F Borgers furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of B F Borgers’ letter dated November 18, 2021, is filed as Exhibit 16.1 hereto.

During the fiscal years ended March 31, 2021 and 2020, and the subsequent interim periods through the date of the board of directors’ decision, the Company did not consult S&E with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from B F Borgers CPA PC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACHISON INC

Dated: November 18, 2021	By:	/s/ Dingshan Zhang
Dingshan Zhang
President

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